                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): June 1, 2008

                      SMITH BARNEY BRISTOL ENERGY FUND L.P.
             (Exact name of registrant as specified in its charter)

   New York                      000-52602                   20-2718952
--------------              ------------------         ------------------
(State or other              (Commission File             (IRS Employer
jurisdiction of                   Number)              Identification No.)
incorporation)

                        c/o Citigroup Managed Futures LLC
                        731 Lexington Avenue - 25th Floor
                               New York, NY 10022
              (Address and Zip Code of principal executive offices)

       Registrant's telephone number, including area code: (212) 559-2011
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

     On June 1, 2008, the Fund issued 16,934.9663 Units in exchange for
$26,121,000 in a transaction that was not registered under the Act. The Units were issued in reliance upon applicable exemptions from registration under
Section 4(2) of the Act and Section 506 of Regulation D promulgated thereunder.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

       SMITH BARNEY BRISTOL ENERGY FUND L.P.

       By: Citigroup Managed Futures LLC, General Partner

       By  /s/ Jerry Pascucci
               ---------------
               Jerry Pascucci
               President and Director

       By  /s/ Jennifer Magro
               ------------------------
               Jennifer Magro
               Chief Financial Officer and Director

Date: June 5, 2008

June 5, 2008

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:      Smith Barney Bristol Energy Fund L.P.
         Current Report on Form 8-K

Ladies and Gentlemen:

On behalf of Smith Barney Bristol Energy Fund L.P. and pursuant to Rule 13a-11 promulgated by the Securities and Exchange Commission (the "Commission"), we
transmit herewith for filing with the Commission via EDGAR a Current Report on
Form 8-K pursuant to the Securities Exchange Act of 1934 and the rules and regulations thereunder.

Should  members of the  Commission's  staff have any  questions or comments with respect to this filing, please contact the undersigned at (212) 559-5046.

Very truly yours,

/s/ Brian Centner
    -------------
    Brian Centner